SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 1997
                                                         -----------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                        (State or other jurisdiction of
                         incorporation or organization)


             2-63273                                         62-1051971
             -------                                         ----------
           (Commission                                    (I.R.S. Employer
            File No.)                                    Identification No.)


           One James Center, 901 East Cary Street, Richmond, VA 23219
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 782-1400

ITEM 5.        OTHER EVENTS

        See the Press release issued by the Company on September 8, 1997 and filed herewith as an Exhibit.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

               The following exhibit is filed as a part of this report.


                99.1   Press release issued by the Company on September 8, 1997.









                                    Signature
                                    ---------

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         CSX CORPORATION

                                         By:  /s/ MARK G. ARON
                                              ----------------
                                              Mark G. Aron
                                              Executive Vice President - Law and
                                                 Public Affairs

Date:  September 9, 1997

                                  EXHIBIT LIST


Exhibit                           Description
- -------                           -----------

      99.1     Press release issued by the Company on September 8, 1997.